SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 4, 2005

                               Delta Apparel, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                  ------------
                          (State or Other Jurisdiction
                                of Incorporation)


         1-15583                                          58-2508794
   -------------------                              -----------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                     30097
-------------------------------------------------                ---------------
    (Address of principal executive offices)                       (Zip Code)


                                 (678) 775-6900
                               ------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                               ------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the folloiwng provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

     On November 4, 2005, the Company issued a press release containing financial information and accompanying discussion for the quarter ended October 1, 2005.


Item 7.01       Regulation F-D Disclosure

     On November 4, 2005, Delta Apparel, Inc. issued its earnings release for the fiscal quarter ended October 1, 2005. The earnings release is set forth as
Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, President and CEO, will hold an analyst conference call on Friday, November 4, 2005 at 10:00 a.m. Eastern Time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at www.deltaapparel.com. Investors may listen to the call by selecting "investor relations" then "company news." A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01       Financial Statements and Exhibits

(c)    The following exhibits are included with this Report:

       99.1     Press release issued by Delta Apparel, Inc. on November 4, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DELTA APPAREL, INC.



Date: November 4, 2005                /s/ Herbert M. Mueller
                                      ------------------------------------------
                                      Herbert M. Mueller
                                      Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

99.1                    Press release issued by Delta Apparel, Inc. on November
                        4, 2005.